Exhibit 10.3

CEDAR FAIR, L.P. 2008 OMNIBUS INCENTIVE PLAN
PERFORMANCE AWARD AGREEMENT
This Performance Award Agreement (“Agreement”) is made pursuant to the terms and conditions of the Cedar Fair, L.P. 2008 Omnibus Incentive Plan (the “Plan”), including (without limitation) Article IX, the provisions of which are incorporated into this Agreement by reference. Capitalized terms used herein shall have the meanings used in the Plan, unless indicated otherwise.
PARTICIPANT:
PERFORMANCE PERIOD:    ________________ - _______________
DATE OF GRANT OF PERFORMANCE AWARD BY COMMITTEE: __________
TARGET NUMBER OF POTENTIAL PERFORMANCE UNITS:     _______________
MAXIMUM NUMBER OF POTENTIAL PERFORMANCE UNITS:     _______________
PERFORMANCE OBJECTIVES: As specified on Exhibit A
EMPLOYMENT REQUIREMENT: Continuous employment with the Company or an Affiliate through the Payment Date, as specified in Section 2 below.

1.Performance Award in General. Participant shall be eligible to receive up to _____% of the target number of potential Performance Units specified above for the Performance Period, as determined and adjusted pursuant to Exhibit A; provided that (i) the number of Performance Units to be paid will depend on the level of attainment of the performance objectives set forth on Exhibit A as determined by the Committee following the end of the Performance Period, and (ii) Participant must remain in the continuous employment with the Company or an Affiliate through the Payment Date as defined in and subject to Section 2 of this Agreement.
2.Payment Date. If the performance objectives set forth on Exhibit A are achieved during the Performance Period, any Performance Units that become payable under Section 1 plus Distribution Equivalents on such number of Performance Units that become payable, if and to the extent the Company makes distributions on its Units after the grant date and prior to payment of the Performance Units, shall be paid in a lump sum in Units or a combination of cash and Units (measured using the Fair Market Value of Units on March ____, _________ for the Performance Units, and measured by reference to the original distribution date(s) for Distribution Equivalents)) in the first ninety (90) days of _______; provided that any payment to a Specified Employee upon a Separation from Service (including Retirement) shall only be paid in accordance with Section 9.6 of the Plan (the actual date of payment is referred to herein as the “Payment Date”); and provided, further, that the Participant must be continuously employed by the Company or an Affiliate throughout the Performance Period and from the last day of the Performance Period through the Payment Date or will forfeit his entire Performance Award, except as described in the following paragraph or as provided in Section 13.1 of the Plan.
If the performance objectives set forth on Exhibit A are achieved and the Participant dies or incurs a Separation from Service due to Disability prior to the Payment Date specified in the preceding paragraph, the Participant (or the Participant's estate) shall receive payments on the Payment Date as provided in the preceding paragraph as if the Participant were employed by the Company or an Affiliate on the relevant Payment Date; provided, however, that any such payments will be prorated as of the date of death or Separation of Service due to Disability if the death or Separation of Service due to Disability occurs during the Performance Period. If the performance objectives set forth on Exhibit A are achieved and the Participant Retires (and incurs a Separation from Service) prior to the Payment Date, the Performance Award shall be paid on the Payment Date as provided in the preceding paragraph (including that any payment to a Specified Employee upon a Separation from Service (including Retirement) shall only be paid after a six- (6-) month period following such Participant's Separation from Service); provided, however, that any such payments will be prorated as of the date of Separation of Service due to Retirement if the Separation of Service due to Retirement occurs during the Performance Period.
Except as permitted by Section 409A (including Section 13.1(c) of the Plan), no payment shall be accelerated. If the Performance Award becomes payable under Section 13.1(c) of the Plan, payment will be at the target number of potential Performance Units.
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IN WITNESS WHEREOF, Magnum Management Corporation, a subsidiary of Cedar Fair, L.P., has caused this Agreement to be executed by its duly authorized officer and the Participant has executed this Agreement as of the day and year below written.

MAGNUM MANAGEMENT CORPORATION By: Title: Date:

PARTICIPANT Signature: Printed Name: Address: SSN: Date:

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